EXHIBIT 99.1


[SYNOVICS PHARMACEUTICALS LOGO]


COMPANY CONTACT:                                         INVESTOR CONTACTS:
Synovics Pharmaceuticals, Inc.                           Sharon Will
Ronald Howard Lane, Ph.D.                                Saggi Capital Corp.
Chairman and CEO                                         (352) 595-1391
(602) 508-0112                                           sharon@saggicapital.com
www.synovics.com


               SYNOVICS PHARMACEUTICALS APPOINTS STEVEN GETRAER AS
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

PHOENIX, - (JULY 10, 2007) - SYNOVICS PHARMACEUTICALS, INC., (OTC BB: SYVC) a specialty pharmaceutical company, today announced that Steven Getraer has been appointed Executive Vice President and Chief Financial Officer of Synovics, effective immediately. In this role Steven will be in charge of and responsible for financial management of the Company, including accounting and internal controls, treasury, financial planning, tax, investor relations, information systems and administrative functions. Since August 2006, Mr. Getraer has held the title of Chief Executive Officer of Kirk Pharmaceuticals, LLC, a wholly owned subsidiary of Synovics, working with the Company to develop a comprehensive growth strategy and operating plan.

Synovics Chairman and CEO, Ronald Howard Lane, Ph.D., stated, "Steve has been diligent in executing the Company's new strategic and operational goals for Kirk. He has proven effective in planning and initiating the implementation of systems, processes and controls while administrating the expansion and growth of Kirk's business in concert with John Copanos, Kirk's founder and president. Based on his strong financial background and recent successes at Kirk, the board of directors and I firmly believe this elevation of responsibilities will fill an important need at Synovics."

Previously, Mr. Getraer has held senior operating and financial positions with divisions of Henry Schein Inc., including serving as Executive Vice President of Finance and CFO of Schein Pharmaceutical prior to serving as President of Schein Pharmaceuticals' Retail Division and generic Danbury Pharmacal Division. Mr. Getraer has also served in various management positions at Bristol-Myers Company (presently Bristol-Myers Squibb "BMS") including as General Auditor with global responsibility, and Assistant Controller-Financial Analysis, followed by an appointment as Vice President, Finance and Business Development of a division of Bristol-Myers Company. Corporate responsibility encompassed strategic planning, finance, acquisitions, budgeting, analysis of operations and plans and business development. He began his professional career as Audit Manager for Arthur Andersen & Co.

Mr. Getraer commented, "I am very pleased by the vote of confidence from the Company. Synovics and its subsidiaries including, Kirk and Synovics Labs with its great promise in generic product lines led by omeprazole and metformin, provide an exceptional opportunity for success. I look forward to playing an integral role in developing and implementing plans to achieve our planned growth and create additional shareholder value."


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ABOUT SYNOVICS:
Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of prescription Oral Control Release (OCR) generic and Immediate Release (IR) drugs, improved formulations of previously approved drugs and over-the-counter (OTC) drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, LLC and ANDAPharm, LLC, which manufactures and sells OTC and prescriptions private label drugs respectively, and Synovics Labs, Inc. a drug development subsidiary that is pursuing generic drug opportunities. In July 2006 Synovics announced the approval of its first ANDA by the FDA, 500 mg metformin XR. In May of this year, the Company announced it had finalized a definitive agreement for exclusive, world-wide rights to develop and commercialize PharmPro Division of Fluid Air Inc.'s proprietary OTC version of omeprazole. The U.S. market for the branded omeprazole OTC is greater than $600 million. There is presently no approved omeprazole OTC product competitive to the brand for the U.S. market.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS" "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY," OUTCOME OF ANY PENDING OR POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING ITS PRODUCTS; THE OUTCOME OF THE ARBITRATION WITH NOSTRUM CONCERNING THE COMPANY'S REQUEST FOR DAMAGES AND/OR RESCISSION OF SHARES OF STOCK GRANTED TO NOSTRUM UNDER THE TECHNOLOGY LICENSE AGREEMENT; THE OUTCOME OF LITIGATION THE COMPANY FILED IN FEDERAL COURT IN NEW JERSEY FOR DAMAGES AND A CONSTRUCTIVE TRUST BASED ON VARIOUS CLAIMS INCLUDING BREACH OF FIDUCIARY DUTY, FRAUD, USURPATION OF CORPORATE OPPORTUNITIES AND TORTIOUS INTERFERENCE; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; THE COMPANY'S ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS IT EXPECTS; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR ITS PRODUCTS; THE COMPANY'S POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF THE COMPANY'S FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES IT EXPECTS; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT IT MAY PURCHASE; THE REGULATORY ENVIRONMENT; THE COMPANY'S EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; THE COMPANY'S TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS IT MAY ACQUIRE AND IMPLEMENTING ITS NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; THE OUTCOME OF ONGOING EFFORTS TO IMPROVE KIRKS OPERATIONAL EFFICIENCY AND CUSTOMER PERFORMANCE; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL

CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.


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